UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 20, 2015

GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)

(770) 240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2015, Mr. Michael P. Doss was appointed to serve as the President and Chief Operating Officer of Graphic Packaging Holding Company (the “Company”). This appointment serves as an expansion of his previous role of Chief Operating Officer. Mr. Doss, 48, joined a predecessor to the Company in 1990, and has served the Company in various senior management roles, most recently as Chief Operating Officer and Executive Vice President, Commercial Operations.

Also on May 20, 2015, Mr. Doss was appointed to the Board of Directors of the Company. Mr. Doss will serve as one of the Class I Directors, whose three-year terms expire in 2017. Mr. Doss is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 20, 2015, the Board of Directors of the Company approved an amendment to the By-Laws of the Company that separates the roles of the Chief Executive Officer and the President of the Company. The amendment also deleted certain information relating to the first annual meeting of stockholders that is no longer relevant. The full text of the Company’s By-Laws, as amended and restated to reflect these changes, is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 20, 2015. Of the 329,114,713 shares of common stock eligible to vote at the Annual Meeting, 300,364,370 were represented in person or by proxy. The final results of voting are as follows:

1.    Election of Directors:

Director    For    Withheld
Paul D. Carrico    281,398,730        2,696,366
Philip R. Martens        281,760,903        2,334,193
Lynn A. Wentworth        281,122,196        2,972,900

2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm:

For        Against        Abstain        Broker Non-Votes

299,950,375        82,115        107,748        0

Item 8.01. Other Events.

On May 20, 2015, the Company’s announced that the Board of Directors had declared a $0.05 per share quarterly dividend payable as of July 5, 2015 to stockholders of record on June 15, 2015.

Item 9.01. Financial Statements and Exhibits
Exhibit No.            Description
3.1                By-Laws of Graphic Packaging Holding Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2015	By:	/s/Lauren S. Tashma
Lauren S. Tashma
Senior Vice President, General Counsel and
Secretary